[FACTORY OUTLET CENTRE LIMITED LIABILITY COMPANY]

Insignia Commercial Investments Group, Inc.
3100 Monticello
Suite 400
Dallas, Texas  75202

     Re: Agreement of Sale ("Agreement of Sale") dated as of August 25, 1997 between Insignia Commercial Investments Group, Inc. ("Purchaser") and Factory Outlet Center Limited Liability Company ("Seller") for the purchase and sale of property known as the Factory Outlet Center in Kenosha, Wisconsin ("Property") as amended by September 8, 1997 Letter Agreement

Gentlemen:

     The undersigned hereby consent to the assignment of the Agreement of Sale to Clearview Investments, Ltd., a Texas limited partnership ("Assignee"), provided that Assignee assumes all of the obligations of Purchaser under the Agreement of Sale and Purchaser remains liable for all the obligations of Purchaser under the Agreement of Sale. Purchaser and Assignee represent that no monetary consideration is being paid to Purchaser by any person or entity in exchange for the assignment of Purchaser's interest in the Agreement of Sale, except as to (i) independent consideration of $100, (ii) Expense Reimbursement of $160,000, (iii) Earnest Money Replacement of $150,000, and (iv) Equity Placement Fee of $250,000. The assignment rights pertaining to Purchaser contained in paragraph 14 of the Agreement of Sale shall apply to Assignee provided that any additional assignee assumes all of the obligations of Purchaser under the Agreement of Sale, neither Purchaser nor Assignee should be released from any liability under the Agreement of Sale, any such additional Assignee agrees to execute a letter in form and substance identical to this letter. Purchaser shall be a permitted additional Assignee. Any entity in which Assignee retains an ownership or net profits interest, as well as Purchaser, shall be a permitted additional Assignee, so long as no additional compensation is paid to Purchaser. In exchange for the consent contained herein, Purchaser and Assignee agree to release the Earnest Money and direct the Escrow Agent to disburse the Earnest Money to the undersigned on November 10, 1997 provided that the Agreement of Sale has not been terminated pursuant to paragraph 7 of the Agreement of Sale.

                         FACTORY OUTLET CENTRE LIMITED
                         LIABILITY COMPANY, an Illinois limited
                         liability company

                         By:  Outlet Centre Investors, an Illinois
                                 partnership, a member

                              By:  Balcor Partners-XXI, an Illinois
                                      general partnership, its general
                                      partner

                                   By:  The Balcor Company, a
                                           Delaware corporation, its
                                           general partner

                                   By:  /s/ Beth Goldstein
                                        --------------------------
                                   Name:    Beth Goldstein
                                   Its:     Authorized Representative

Agreed To and Accepted this
     24th day of October, 1997.

INSIGNIA COMMERCIAL INVESTMENTS GROUP, INC., a Delaware corporation

By:  /s/Michael R. Horowitz
      ----------------------
Name:   Michael R. Horowitz
Its:    President

CLEARVIEW INVESTMENTS, LTD.,
a Texas limited partnership

By:/s/Carla B. Fulton
      -----------------